UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2020

PATRIOT SCIENTIFIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19881 Brookhurst Street, Suite C-245,

Huntington Beach, CA 92646

(Address of Principal Executive Offices, and Zip Code)

(760) 795-8517

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 19, 2020, Patriot Scientific Corporation, a Delaware corporation (the “Company”) and privately held Mosaic ImmunoEngineering Inc. (“Private Mosaic”) entered into a Stock Purchase Agreement (“Stock Purchase Agreement”). The transaction closed on August 21, 2020 in accordance with the terms of the Stock Purchase Agreement, whereby one of the Company’s wholly owned subsidiaries merged with and into Private Mosaic, with Private Mosaic surviving as the Company’s wholly owned subsidiary (the “Reverse Merger”).

On August 24, 2020, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Reverse Merger. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to include the historical audited financial statements of Private Mosaic and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Private Mosaic as of May 31, 2020 and for the period March 30, 2020 (date of inception) to May 31, 2020, are filed herewith as Exhibit 99.1.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended May 31, 2020 and Private Mosaic as of May 31, 2020 and for the period March 30, 2020 (date of inception) to May 31, 2020, are filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Audited financial statements of Private Mosaic as of May 31, 2020 and for the period March 30, 2020 (date of inception) to May 31, 2020.

99.2	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended May 31, 2020 and Private Mosaic as of May 31, 2020 and for the period March 30, 2020 (date of inception) to May 31, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation

Date: October 14, 2020	By: /s/ Steven King
Steven King,
President and Chief Executive Officer, Director

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